                                   EXHIBIT 24

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of EasyLink Services Corporation, (the "Company") hereby severally constitute and appoint Gerald Gorman, Chairman, and David Ambrosia, Executive Vice President, General Counsel and Secretary and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, to the Annual Report on Form 10-K for the year 2001 of EasyLink Services Corporation filed with the Securities and Exchange Commission, pursuant to Section 13 of the Securities and Exchange Commission and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Annual Report on Form 10-K has been signed by the following persons in the capacities indicated on April 1, 2002:


            Signature                                     Title                                               Date
            ---------                                     -----                                               ----
/s/ GERALD GORMAN                              Chairman, Director                                          April 1, 2002
-----------------------------------
Gerald Gorman

/s/ THOMAS MURAWSKI                            Chief Executive Office, Director
-----------------------------------            (Principal Executive Officer)                               April 1, 2002
Thomas Murawski

/s/ BRADLEY P. SCHRADER                        President                                                   April 1, 2002
-----------------------------------
Bradley P. Schrader

/s/ DEBRA L. MCCLISTER                         Executive Vice President & Chief Financial                  April 1, 2002
-----------------------------------            Officer (Principal Accounting and Financial
Debra L. McClister                             Officer)

/s/ DAVID AMBROSIA                             Executive Vice President, General Counsel                   April 1, 2002
-----------------------------------            and Secretary
David Ambrosia

/s/ GEORGE ABI ZEID                            President, International Operations, Director               April 1, 2002
-----------------------------------
George Abi Zeid

/s/ WILLIAM J. DONALDSON                       Director                                                    April 1, 2002
-----------------------------------
William J. Donaldson

/s/ STEPHEN M. DUFF                            Director                                                    April 1, 2002
-----------------------------------
Stephen M. Duff

/s/ STEPHEN KETCHUM                            Director                                                    April 1, 2002
-----------------------------------
Stephen Ketchum

/s/ JACK KUEHLER                               Director                                                    April 1, 2002
-----------------------------------
Jack Kuehler
